SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2004


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


          Nevada                  000-21640                       88-0136443
(State or other jurisdiction     (Commission                   (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)


2411 West Sahara Avenue, Las Vegas, Nevada                          89102
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)










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ITEM 5.02 (b)   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                On March 31, 2004, the Company announced the resignation of Lynette Boggs-McDonald from its Board of Directors.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

                (a)   Not applicable

                (b)   Not applicable

                (c)   Exhibits

                      99.1 Press release dated March 31, 2004.


                              SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Station Casinos, Inc.



Date:    March 31, 2004          By: /s/ Glenn C. Christenson
                                     ---------------------------------
                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer